UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2016

SI FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-54241	80-0643149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

803 Main Street, Willimantic, Connecticut  06226

(Address of principal executive offices)   (Zip Code)

(860) 423-4581

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On May 11, 2016, Rheo A. Brouillard, President and Chief Executive Officer of SI Financial Group, Inc. made a presentation at the 2016 Annual Meeting of Shareholders.  A copy of the slides used in that presentation are attached as Exhibit 99.1 and incorporated by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Number	Description

99.1	Slides presented at 2016 Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SI FINANCIAL GROUP, INC.

Date:	May 11, 2016	By:	/s/ Rheo A. Brouillard
Rheo A. Brouillard
President and Chief Executive Officer